Exhibit (e)(7)

AMENDMENT TO DISTRIBUTION SERVICES AGREEMENT

AMENDMENT made as of May 3, 2021 to the Distribution Services Agreement (the “Agreement”) made as of November 13, 2019 between AB BOND FUND, INC., a Maryland corporation (the “Fund”), and ALLIANCEBERNSTEIN INVESTMENTS, INC., a Delaware corporation (the “Underwriter”). Capitalized terms not defined herein have the meaning set forth in the Agreement.

WITNESSETH

WHEREAS, the Fund and the Underwriter are parties to the Agreement;

WHEREAS, the Fund and the Underwriter wish to amend the Agreement in the manner set forth herein;

NOW, THEREFORE, the parties agree to amend the Agreement as follows:

1.       Appendix A of Section 5(b) of the Agreement is amended by deleting it in its entirety and replacing it with the Appendix A attached.

IN WITNESS WHEREOF, the parties have executed this Amendment to the Agreement as of the date first set forth above.

AB BOND FUND, INC.

/s/ Eric C. Freed
By: Eric C. Freed Title: Assistant Secretary

ALLIANCEBERNSTEIN INVESTMENTS, INC.

/s/ Stephen J. Laffey
By: Stephen J. Laffey Title: Assistant Vice President

Accepted as of the date written above ALLIANCEBERNSTEIN L.P.

/s/ Emilie D. Wrapp
Name: Emilie D. Wrapp Title: Assistant Secretary

APPENDIX A

SECTION A.1.      Distribution Services Fees

AB Total Return Bond Portfolio	•	.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares

AB Bond Inflation Strategy	•	.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.10% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB All Market Real Return Portfolio	•	.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Municipal Bond Inflation Strategy	•	.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.10% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Limited Duration High Income Portfolio	•	.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.10% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Income Fund	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.10% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB High Yield Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.10% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Short Duration Income Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.10% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Tax-Aware Fixed Income Opportunities Portfolio	•	.30% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.10% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Sustainable Thematic Credit Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	1.00% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.50% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

SECTION A.2.      Service Fees

AB Total Return Bond Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares

AB Bond Inflation Strategy	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB All Market Real Return Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Municipal Bond Inflation Strategy	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Limited Duration High Income Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Income Fund	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB High Yield Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25 of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Short Duration Income Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Tax-Aware Fixed Income Opportunities Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares

AB Sustainable Thematic Credit Portfolio	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class A shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to the Class C shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class R shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class K shares
	•	.25% of the aggregate average daily net assets of the Portfolio attributable to Class 1 shares